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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the incorporation by reference in this registration
statement on Form S-8 (File No.          ) of our report dated January 20, 1998,
except for the matters discussed in Notes 14 and 16, as to which the date is February 13, 1998, on our audits of the consolidated financial statements of Networks Associates, Inc.



                                        COOPERS & LYBRAND L.L.P.

San Jose, California
April 30, 1998